                                                                  Exhibit 10.7.1

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                               AMENDMENT NO. 2 OF
                     CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                         HEALTH MAINTENANCE ORGANIZATION
                                 2001-24-006-KA2

Whereas, the parties to Contract for Furnishing Health Services by a Health Maintenance Organization ("CONTRACT"), the Illinois Department of Public Aid, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as "Department"), acting by and through its Director, and AMERIGROUP Illinois, Inc., formerly known as AMERICAID Illinois, Inc. d/b/a/ Americaid Community Care, (hereinafter referred to as "Contractor"), desire to amend the CONTRACT; and

     Whereas, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

     Now Therefore, the CONTRACT shall be amended as follows:

     1. First Amended Attachment I shall be deleted and replaced by the attached Second Amended Attachment I. Each reference to First Amended Attachment I in the CONTRACT shall be deemed to refer to Second Amended Attachment I.

     All other terms and conditions of the CONTRACT shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective January 1, 2002.

DEPARTMENT OF PUBLIC AID                    AMERIGROUP Illinois, Inc.


By: /s/ Jackie Garner                       By: /s/ Dwight E. Jones
    -------------------------------             --------------------------------
        Jackie Garner
                                            Printed Name: Dwight E. Jones
Title: Director                             Title: Pres. & CEO
Date: 4-8-02                                Date: 3/1/02
                                            FEIN:
                                                  ------------------------------

             [GRAPHIC]              Illinois Department of Public Aid

                                    201 South Grand Avenue East
                                    Springfield, Illinois 62763-0001

     George H. Ryan, Governor       Telephone: (217) 782-1200
     Jackie Garner, Director        TTY: (800) 526-5812

April 23, 2002

Dwight Jones, M.D.
President and CEO
AMERIGROUP Illinois, Inc.
211 West Wacker Drive, Suite 1350
Chicago, Illinois 60606

Dear Dr. Jones:

Enclosed for your files is one original signature copy of the amendment to the Contract for Furnishing Health Services which reflects a 4.5% rate reduction to each age and gender cell of Second Amended Attachment I - Rate Sheets. The effective date of this amendment is January 1, 2002.

Sincerely,


/s/ Nelly Ryan
---------------------------------
Nelly Ryan, Deputy Administrator
Division of Medical Programs

Enclosure

E-Mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/

                       [LETTERHEAD] Amerigroup CORPORATION

                                 FACSIMILE COVER

DATE:  May 13, 2002                           TIME: 12:29 PM (CST)

PHONE:                                        FAX:  1-757-222-2377
       ------------------------------

TO:    Kim Chope

FROM:  Ivonne Cedeno

PHONE: Ext. 2614                              FAX:  1-312-214-0451

SUBJ:
       -------------------------------------------------------------------------

CC:
       -------------------------------------------------------------------------

NUMBER OF PAGES (including cover skeet): 09

If you do nor receive all the pages, please call the person above as soon as possible.

MESSAGE:

I hope this is what you're talking about.

                                           ---------------
                                               RECEIVED
                                             MAY 13, 2002
                                           ---------------

                           SECOND AMENDED ATTACHMENT I

                                  RATE SHEETS

(a)  Contractor Name: AMERIGROUP Illinois, Inc.

     Address:         211 W. Wacker Drive, Suite #1350
                      Chicago, IL 60606

(b)  Contracting Area(s) Covered by the Contractor and Enrollment Limit:

--------------------------------------------------------------------------------
          Contracting Area                 Enrollment Limit
--------------------------------------------------------------------------------
              Region IV                         100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(c)  Total Enrollment Limit for all Contracting Areas: 100,000

(d)  Threshold Review Levels: 80,000

                                     Att.I-1

(e) Standard Capitation Rates for MAG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $214.19     $149.47      $206.08     $254.29     $181.15
-----------------------------------------------------------------------
    0-2 M     $242.48     $183.18      $263.92     $300.07     $183.68
-----------------------------------------------------------------------
   3-13 F     $ 39.63     $ 41.98      $ 47.02     $ 40.55     $ 32.21
-----------------------------------------------------------------------
   3-13 M     $ 47.40     $ 52.61      $ 55.95     $ 49.60     $ 40.28
-----------------------------------------------------------------------
  14-20 F     $209.65     $181.58      $204.84     $169.14     $167.32
-----------------------------------------------------------------------
  14-20 M     $ 74.37     $ 70.44      $ 75.51     $ 63.46     $ 46.99
-----------------------------------------------------------------------
  21-44 F     $201.77     $186.87      $206.99     $203.22     $181.66
-----------------------------------------------------------------------
  21-44 M     $100.41     $111.11      $132.34     $148.11     $102.05
-----------------------------------------------------------------------
    45+ F     $324.75     $292.50      $269.83     $245.81     $236.39
-----------------------------------------------------------------------
    45+ M     $195.92     $304.26      $291.83     $221.72     $177.78
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MAG Beneficiaries for each Region for July 1, 2000 through December 31, 2001

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $218.47     $152.46      $210.20     $259.38     $184.77
-----------------------------------------------------------------------
    0-2 M     $247.33     $186.84      $269.20     $306.07     $187.35
-----------------------------------------------------------------------
   3-13 F     $ 40.42     $ 42.82      $ 47.96     $ 41.36     $ 32.85
-----------------------------------------------------------------------
   3-13 M     $ 48.35     $ 53.66      $ 57.07     $ 50.59     $ 41.09
-----------------------------------------------------------------------
  14-20 F     $213.84     $185.21      $208.94     $172.52     $170.67
-----------------------------------------------------------------------
  14-20 M     $ 75.86     $ 71.85      $ 77.02     $ 64.73     $ 47.93
-----------------------------------------------------------------------
  21-44 F     $205.81     $190.61      $211.13     $207.28     $185.29
-----------------------------------------------------------------------
  21-44 M     $102.42     $113.33      $134.99     $151.07     $104.09
-----------------------------------------------------------------------
    45+ F     $331.25     $298.35      $275.23     $250.73     $241.12
-----------------------------------------------------------------------
    45+ M     $199.84     $310.35      $297.67     $226.15     $181.34
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                     Att.I-2

Standard Capitation Rates for MAG Beneficiaries for each Region beginning January 1, 2002.

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $208.64     $145.60      $200.74     $247.71     $176.46
-----------------------------------------------------------------------
    0-2 M     $236.20     $178.43      $257.09     $292.30     $178.92
-----------------------------------------------------------------------
   3-13 F     $ 38.60     $ 40.89      $ 45.80     $ 39.50     $ 31.37
-----------------------------------------------------------------------
   3-13 M     $ 46.17     $ 51.25      $ 54.50     $ 48.31     $ 39.24
-----------------------------------------------------------------------
  14-20 F     $204.22     $176.88      $199.54     $164.76     $162.99
-----------------------------------------------------------------------
  14-20 M     $ 72.45     $ 68.62      $ 73.55     $ 61.82     $ 45.77
-----------------------------------------------------------------------
  21-44 F     $196.55     $182.03      $201.63     $197.95     $176.95
-----------------------------------------------------------------------
  21-44 M     $ 97.81     $108.23      $128.92     $144.27     $ 99.41
-----------------------------------------------------------------------
    45+ F     $316.34     $284.92      $262.84     $239.45     $230.27
-----------------------------------------------------------------------
    45+ M     $190.85     $296.38      $284.27     $215.97     $173.18
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                     Att.I-3

(f) Standard Capitation Rates for MANG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $277.63     $270.73      $276.42     $221.95     $175.33
-----------------------------------------------------------------------
    0-2 M     $337.39     $320.77      $236.83     $259.94     $203.36
-----------------------------------------------------------------------
   3-13 F     $ 46.02     $ 44.62      $ 52.51     $ 43.55     $ 39.42
-----------------------------------------------------------------------
   3-13 M     $ 58.45     $ 63.44      $ 67.51     $ 55.10     $ 51.37
-----------------------------------------------------------------------
  14-20 F     $260.15     $234.40      $246.15     $238.15     $260.81
-----------------------------------------------------------------------
  14-20 M     $ 79.62     $119.09      $121.82     $ 82.31     $181.38
-----------------------------------------------------------------------
  21-44 F     $245.64     $245.87      $226.89     $266.25     $244.39
-----------------------------------------------------------------------
  21-44 M     $145.22     $107.80      $103.83     $ 98.85     $119.40
-----------------------------------------------------------------------
    45+ F     $279.44     $329.92      $300.30     $255.70     $270.54
-----------------------------------------------------------------------
    45+ M     $340.30     $205.30      $239.31     $247.28     $292.90
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MANG Beneficiaries for each Region for July 1, 2000 through December 31, 2001.

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $283.18     $276.14      $281.95     $226.39     $178.84
-----------------------------------------------------------------------
    0-2 M     $344.14     $327.19      $241.57     $265.14     $207.43
-----------------------------------------------------------------------
   3-13 F     $ 46.94     $ 45.51      $ 53.56     $ 44.42     $ 40.21
-----------------------------------------------------------------------
   3-13 M     $ 59.62     $ 64.71      $ 68.86     $ 56.20     $ 52.40
-----------------------------------------------------------------------
  14-20 F     $265.35     $239.09      $251.07     $242.91     $266.03
-----------------------------------------------------------------------
  14-20 M     $ 81.21     $121.47      $124.26     $ 83.96     $185.01
-----------------------------------------------------------------------
  21-44 F     $250.55     $250.79      $231.43     $271.58     $249.28
-----------------------------------------------------------------------
  21-44 M     $148.12     $109.96      $105.91     $100.83     $121.79
-----------------------------------------------------------------------
    45+ F     $285.03     $336.52      $306.31     $260.81     $275.95
-----------------------------------------------------------------------
    45+ M     $347.11     $209.41      $244.10     $252.23     $298.76
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                     Att.I-4

Standard Capitation Rates for MANG Beneficiaries for each Region beginning January 1, 2002.

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $270.44     $263.71      $269.26     $216.20     $170.79
-----------------------------------------------------------------------
    0-2 M     $328.65     $312.47      $230.70     $253.21     $198.10
-----------------------------------------------------------------------
   3-13 F     $ 44.83     $ 43.46      $ 51.15     $ 42.42     $ 38.40
-----------------------------------------------------------------------
   3-13 M     $ 56.94     $ 61.80      $ 65.76     $ 53.67     $ 50.04
-----------------------------------------------------------------------
  14-20 F     $253.41     $228.33      $239.77     $231.98     $254.06
-----------------------------------------------------------------------
  14-20 M     $ 77.56     $116.00      $118.67     $ 80.18     $176.68
-----------------------------------------------------------------------
  21-44 F     $239.28     $239.50      $221.02     $259.36     $238.06
-----------------------------------------------------------------------
  21-44 M     $141.45     $105.01      $101.14     $ 96.29     $116.31
-----------------------------------------------------------------------
    45+ F     $272.20     $321.38      $292.53     $249.07     $263.53
-----------------------------------------------------------------------
    45+ M     $331.49     $199.99      $233.12     $240.88     $285.32
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                     Att.I-5

(g) Standard Capitation Rates for KidCare Participants for each Region for April 1, 2000 through June 30, 2000:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    1-2 F      $66.34      $67.54      $73.13       $74.63      $60.58
-----------------------------------------------------------------------
    1-2 M      $92.26      $75.87      $96.90       $86.82      $73.08
-----------------------------------------------------------------------
   3-13 F      $39.25      $41.38      $46.47       $40.71      $32.31
-----------------------------------------------------------------------
   3-13 M      $47.00      $51.79      $55.68       $49.87      $40.63
-----------------------------------------------------------------------
  14-18 F      $87.57      $85.98      $99.19       $77.53      $73.22
-----------------------------------------------------------------------
  14-18 M      $73.14      $69.51      $75.56       $63.48      $46.69
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region for July 1, 2000 through December 31, 2001.

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    1-2 F     $67.67       $68.89      $ 74.59      $76.12      $61.79
-----------------------------------------------------------------------
    1-2 M     $94.11       $77.39      $ 98.84      $88.56      $74.54
-----------------------------------------------------------------------
   3-13 F     $40.04       $42.21      $ 47.40      $41.52      $32.96
-----------------------------------------------------------------------
   3-13 M     $47.94       $52.83      $ 56.79      $50.87      $41.44
-----------------------------------------------------------------------
  14-18 F     $89.32       $87.70      $101.17      $79.08      $74.68
-----------------------------------------------------------------------
  14-18 M     $74.60       $70.90      $ 77.07      $64.75      $47.62
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region beginning January 1, 2002.

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.      (Central    (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    1-2 F      $64.62      $65.79      $71.23       $72.69      $59.01
-----------------------------------------------------------------------
    1-2 M      $89.88      $73.91      $94.39       $84.57      $71.19
-----------------------------------------------------------------------
   3-13 F      $38.24      $40.31      $45.27       $39.65      $31.48
-----------------------------------------------------------------------
   3-13 M      $45.78      $50.45      $54.23       $48.58      $39.58
-----------------------------------------------------------------------
  14-18 F      $85.30      $83.75      $96.62       $75.52      $71.32
-----------------------------------------------------------------------
  14-18 M      $71.24      $67.71      $73.60       $61.84      $45.48
-----------------------------------------------------------------------

                                     Att.I-6